Retirement Class HNEMX
Institutional Class HAEMX
Administrative Class HREMX
Investor Class HIEEX
Harbor Emerging Markets Equity Fund

Summary Prospectus – March 1, 2021
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at harborfunds.com/prospectus. You can also get this information at no cost by calling 800-422-1050 or by sending an email request to funddocuments@harborfunds.com. If you purchase shares of the Fund through a financial intermediary, the prospectus and other information will also be available from your financial intermediary. The current prospectus and statement of additional information, dated March 1, 2021, as amended or supplemented from time to time, are incorporated by referenced into this summary prospectus and may be obtained, free of charge, at the website, phone number or email address noted above.
Investment Objective
The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Retirement Class	Institutional Class	Administrative Class	Investor Class
Management Fees[1]	0.85%	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	None	None	0.25%	0.25%
Other Expenses[1]	0.99%	1.07%	1.07%	1.18%
Total Annual Fund Operating Expenses	1.84%	1.92%	2.17%	2.28%
Expense Reimbursement[2]	(0.96)%	(0.96)%	(0.96)%	(0.96)%
Total Annual Fund Operating Expenses After Expense Reimbursement[2]	0.88%	0.96%	1.21%	1.32%
1 Restated to reflect current fees.
2 The Adviser has contractually agreed to limit the Fund’s operating expenses, excluding interest expense (if any), to 0.88%, 0.96%, 1.21%, and 1.32% for the Retirement Class, Institutional Class, Administrative Class, and Investor Class, respectively, through February 28, 2022. Only the Fund’s Board of Trustees may modify or terminate this agreement.

Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect brokerage commissions you may pay when buying or selling shares of the Fund. Although your actual costs may be higher or lower, under these assumptions, your costs would be:
	One Year	Three Years	Five Years	Ten Years
Retirement	$90	$485	$906	$2,080
Institutional	$98	$510	$948	$2,165
Administrative	$123	$587	$1,076	$2,428
Investor	$134	$620	$1,133	$2,541
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Expense Example, do affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 122%.
Principal Investment Strategy
Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities, including common and preferred stocks, of emerging market companies. The Fund may invest in securities denominated in, and/or receiving revenues in, foreign currencies.
The Fund considers emerging market companies to be those that are located in, or economically tied to, emerging market countries or that maintain securities that principally trade on exchanges located in emerging market countries. Emerging market countries primarily include those countries that comprise the MSCI Emerging Markets (ND) Index but in limited circumstances may also include other countries with similar characteristics to those included in such Index. As of December 31, 2020, the MSCI Emerging Markets (ND) Index includes the following 27 emerging market countries: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. Emerging market countries may also include frontier market countries, which are emerging market countries that are early in their development. Frontier market countries primarily include those countries that comprise the MSCI Frontier Markets Index but in limited circumstances may also include other countries with similar characteristics to those included in such Index. As of December 31, 2020, the MSCI Frontier Markets Index includes the following 27 frontier market countries: Bahrain, Bangladesh, Burkina Faso, Benin, Croatia, Estonia, Guinea-Bissau, Ivory Coast, Jordan, Kenya, Lebanon, Lithuania, Kazakhstan, Mauritius, Mali, Morocco, Niger, Nigeria, Oman, Romania, Serbia, Senegal, Slovenia, Sri Lanka, Togo, Tunisia and Vietnam.
The Subadviser’s investment strategy focuses on identifying attractive long-term investment opportunities that can arise as a result of certain capital cycle, or supply-side, conditions. Capital cycle investing is based on the concept that the prospect of high returns will attract excessive capital and competition and the prospect of low returns will excessively depress new capital investments and discourage competition. The assessments of how management responds to the forces of the capital cycle through its capital allocation strategy and how it is incentivized are both critical to the investment outcome. While capital cycles are often observed at an industry level, particularly where the investment merits of an individual business are influenced by the rationality of actors within a given competitive ecosystem, they are first identified through bottom-up analysis at the company level. The Subadviser

Summary Prospectus
Harbor Emerging Markets Equity Fund

broadly characterizes investments within two opposite points of the capital cycle:
■
High Return Phase: Investments in the top half of the capital cycle, where high rates of return within a business and/or industry are being attained, are often characterized as having intrinsic pricing power that allow them to fend off competition and excess capital that would otherwise be drawn to the prospects of high returns. These types of investments can also be characterized as having a consolidated industry market structure with high barriers to entry.
■
Depressed Return Phase: Investments in the bottom half of the capital cycle, where rates of return have fallen to or below the cost of capital and where capital is being repelled as a result, are often characterized as contrarian, deep value investments where an improvement in the economic returns of a business are not accurately discounted by the broad market. A consolidating market structure, where supply and competition are removed, or a radical shift in management strategy, are often conditions leading to these types of investments.
The Subadviser uses fundamental, bottom-up qualitative analysis to evaluate businesses and the industry within which they operate. Research meetings with company management represent a significant aspect of the analysis conducted by the Subadviser. Companies that the Subadviser finds attractive include those that:
■
Deploy capital effectively and efficiently
■
Have high insider ownership and/or where company management are appropriately incentivized to focus on long-term results
■
Operate in a monopolistic, oligopolistic or consolidating industry
■
Show improving or high and sustainable returns on invested capital
■
Generate attractive or improving free cash-flow
Given the contrarian and long-term nature of the capital cycle, the Subadviser’s investment strategy tends to result in a portfolio of investments that can differ significantly from the Fund’s benchmark index, including with respect to country, regional and sector exposures, with average holding periods of six years or more for individual company investments. As part of its investment process with respect to each portfolio investment, the Subadviser considers environmental, social and governance (“ESG”) factors that it believes may have a material impact on an issuer and the value of its securities. As a result, the key ESG considerations may vary depending on the industry, sector, geographic region or other factors and the core business of each issuer.
The Subadviser may sell or trim a holding when it has reached its estimated target price, as determined by the Subadviser, or the Subadviser believes that there is a material shift in the capital cycle, deterioration in anticipated return on investment capital or in management’s attitude toward shareholders, or if further information or analysis results in a re-evaluation of the investment opportunity presented.
Principal Risks
There is no guarantee that the investment objective of the Fund will be achieved. Stocks fluctuate in price and the value of your investment in the Fund may go down. This means that you could lose money on your investment in the Fund or the Fund may not perform as well as other investment options. Principal risks impacting the Fund include:
Capital Cycle Risk: The Subadviser’s assessment of the capital cycle for a particular industry or company may be incorrect. Investing in companies at inopportune phases of the capital cycle can result in the Fund purchasing company stock at pricing levels that are higher than the market dynamics would support and therefore subject the Fund to greater risk that the stock price would decline rather than increase over time.
Emerging Market Risk: Because the Fund invests primarily in securities of emerging market issuers, an investment in the Fund is subject to special risks in addition to those of U.S. securities. These risks include heightened political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, possible sanctions by governmental bodies of other countries and less stringent investor protection and disclosure standards of foreign markets. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. The Fund’s investments in foreign securities may also be subject to foreign withholding taxes.
Foreign securities risks are more significant in emerging market countries. These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. Securities exchanges in emerging markets may suspend listed securities from trading for substantially longer periods of time than exchanges in developed markets, including for periods of a year or longer. If the Fund is holding a suspended security, that security would become completely illiquid as the Fund would not be able to dispose of the security until the suspension is lifted. In such instances, it can also be difficult to determine an appropriate valuation for the security because of a lack of trading and uncertainty as to when trading may resume.
Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.
Equity Risk: The values of equity or equity-related securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.
Foreign Currency Risk: As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.
Frontier Market Risk: The securities markets of small nations that are at an earlier stage of economic and political development

Summary Prospectus
Harbor Emerging Markets Equity Fund

relative to more mature emerging markets typically have limited investability and liquidity.
Issuer Risk: An adverse event affecting a particular issuer in which the Fund is invested, such as an unfavorable earnings report, may depress the value of that issuer’s stock, sometimes rapidly or unpredictably.
Market Risk: Securities markets are volatile and can decline significantly in response to adverse market, economic, political, regulatory or other developments, which may lower the value of securities held by the Fund, sometimes rapidly or unpredictably. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Preferred Stock Risk: Preferred stocks in which the Fund may invest are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.
Selection Risk: The Subadviser’s judgment about the attractiveness, value and growth potential of a particular security may be incorrect. The Subadviser potentially will be prevented from executing investment decisions at an advantageous time or price as a result of domestic or global market disruptions, particularly disruptions causing heightened market volatility and reduced market liquidity, as well as increased or changing regulations.  Thus, investments that the Subadviser believes represent an attractive opportunity or in which the Fund seeks to obtain exposure may be unavailable entirely or in the specific quantities or prices sought by the Subadviser and the Fund may need to obtain the exposure through less advantageous or indirect investments or forgo the investment at the time.
Small and Mid Cap Risk: The Fund’s performance may be more volatile because it may invest in emerging market issuers that are smaller companies. Smaller companies may have limited product lines, markets and financial resources. Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Additionally, small and mid cap stocks may fall out of favor relative to large cap stocks, which may cause the Fund to underperform other equity funds that focus on large cap stocks.
Performance
Effective September 23, 2020, Marathon-London became the Fund’s subadviser.  Performance prior to that date is not attributable to Marathon-London.
The following bar chart and tables are intended to help you understand the risks and potential rewards of investing in the Fund. The bar chart shows how the performance of the Fund’s Institutional Class has varied from one calendar year to another over the periods shown. The table shows how the Fund’s average annual total returns of the share classes presented compared to the returns of the Fund’s benchmark index, which includes securities with investment characteristics similar to those held by the Fund. Please note that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. To obtain updated performance information please visit the Fund’s website at harborfunds.com or call 800-422-1050.

Calendar Year Total Returns for Institutional Class Shares
During the time periods shown in the bar chart, the Fund’s highest and lowest returns for a calendar quarter were:
	Total Returns	Quarter/Year
Best Quarter	27.40%	Q4 2020
Worst Quarter	-29.15%	Q1 2020

Average Annual Total Returns — As of December 31, 2020
	One Year	Annualized			Inception Date
		Five Years	Ten Years	Since Inception
Harbor Emerging Markets Equity Fund
Retirement Class* Before Taxes	19.45%	14.83%	N/A	5.70%	03-01-2016
Institutional Class Before Taxes	19.34%	14.74%	N/A	5.64%	11-01-2013
After Taxes on Distributions	11.72%	13.17%	N/A	4.63%
After Taxes on Distributions and Sale of Fund Shares	15.58%	11.84%	N/A	4.46%
Administrative Class Before Taxes	19.06%	14.76%	N/A	5.57%	11-01-2013
Investor Class Before Taxes	18.82%	14.30%	N/A	5.25%	11-01-2013
Comparative Index (reflects no deduction for fees or expenses)
MSCI Emerging Markets (ND)^	18.31%	12.81%	N/A	5.59%
*
Retirement Class shares commenced operations on March 1, 2016. The performance attributed to the Retirement Class shares prior to that date is that of the Institutional Class shares. Performance prior to March 1, 2016 has not been adjusted to reflect the lower expenses of Retirement Class shares. During this period, Retirement Class shares would have had returns similar to, but potentially higher than, Institutional Class shares due to the fact that Retirement Class shares represent interests in the same portfolio as Institutional Class shares but are subject to lower expenses.
^
Since Inception return based on the inception date of the Institutional Class shares.

Summary Prospectus
Harbor Emerging Markets Equity Fund

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.Actual after-tax returns will depend on a shareholder’s individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to tax-exempt shareholders or shareholders who hold their Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. In some cases, average annual total return “After Taxes on Distributions and Sale of Fund Shares” may exceed the return “Before Taxes” and/or “After Taxes on Distributions” due to an assumed tax benefit for any losses on a sale of Fund shares at the end of the measurement period.After-tax returns are shown for Institutional Class shares only. After-tax returns for each of the Retirement, Administrative, and Investor Class of shares will vary.
Portfolio Management
Investment Adviser
Harbor Capital Advisors, Inc.

Subadviser
Marathon Asset Management LLP (“Marathon-London”) has subadvised the Fund since 2020.
Subject to regulatory approvals, Marathon-London expects to complete a restructuring of its business during the first half of 2021.  Following such restructuring, Marathon Asset Management Limited will serve as the Fund’s subadviser and all references to “Marathon-London” will mean Marathon Asset Management Limited.  There will be no changes to the management of the Fund or the Fund’s portfolio managers.

Portfolio Managers
Marathon-London employs two portfolio managers who have each been allocated an equal portion of assets to manage within the Fund’s portfolio. Each portfolio manager selects stocks independently across the entire emerging markets equity opportunity set.
Michael Godfrey, CFA
Marathon Asset Management LLP
Mr. Godfrey is a Portfolio Manager of Marathon-London and has co-managed the Fund since 2020.
David Cull, CFA
Marathon Asset Management LLP
Mr. Cull is a Portfolio Manager of Marathon-London and has co-managed the Fund since 2020.
Buying and Selling Fund Shares
Shareholders may purchase or sell (redeem) Fund shares on any business day (normally any day the New York Stock Exchange is open). You may conduct transactions by mail, by telephone or through our website.
By Mail	Harbor Funds P.O. Box 804660 Chicago, IL 60680-4108
By Telephone	800-422-1050
By Visiting Our Website	harborfunds.com
Investors who wish to purchase, exchange or redeem shares held through a financial intermediary should contact the financial intermediary directly.
The minimum initial investment amounts are shown below. The minimums may be reduced or waived in some cases. There are no minimums for subsequent investments.
Type of Account	Retirement Class[1]	Institutional Class	Administrative Class[2]	Investor Class
Regular	$1,000,000	$50,000	$50,000	$2,500
Individual Retirement Account (IRA)	$1,000,000	$50,000	N/A	$1,000
Custodial (UGMA/UTMA)	$1,000,000	$50,000	N/A	$1,000
1 There is no minimum investment for (1) employer-sponsored group retirement or benefit plans (with more than one participant) that maintain accounts with Harbor Funds at an omnibus or plan level, including: (i) plans established under Internal Revenue Code Sections 401(a), 403(b) or 457, (ii) profit-sharing plans, cash balance plans and money purchase pension plans, (iii) non-qualified deferred compensation plans, and (iv) retiree health benefit plans; and (2) certain wrap or model-driven asset allocation program accounts for the benefit of clients of financial intermediaries, as approved by the Distributor.
2 Limited only to employer-sponsored retirement or benefit plans and financial intermediaries. There is no minimum investment for employer-sponsored retirement or benefit plans.
Tax Information
Distributions you receive from the Fund are subject to federal income tax and may also be subject to state and local taxes. These distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred retirement account, such as a 401(k) plan or individual retirement account. Investments in tax-deferred accounts may be subject to tax when they are withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales representative to recommend the Fund over another investment. Ask your sales representative or visit your financial intermediary’s website for more information.

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Summary Prospectus
Harbor Emerging Markets
Equity Fund
March 1, 2021
Retirement Class	Institutional Class	Administrative Class	Investor Class
HNEMX	HAEMX	HREMX	HIEEX

111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
FD.P.36.EME.0321